                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        DIGITAL MICROWAVE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [DIGITAL MICROWAVE LETTERHEAD]

                                  July 3, 1996

TO THE STOCKHOLDERS OF
DIGITAL MICROWAVE CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Microwave Corporation (the "Company") on August 8, 1996, at 3:00 p.m., local time, which will be held at Techmart, 5201 Great America Parkway, Santa Clara, California.

     Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

     We hope that you will attend the Annual Meeting. In any event, after reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company if you wish to vote in person and your proxy will not be voted.

     A copy of the Company's 1996 Annual Report to Stockholders has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                          Sincerely yours,

                                          /s/  Charles D. Kissner

                                          --------------------------------------
                                          Charles D. Kissner
                                          President and
                                          Chief Executive Officer

                         DIGITAL MICROWAVE CORPORATION
                              170 ROSE ORCHARD WAY
                           SAN JOSE, CALIFORNIA 95134
                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

     The Annual Meeting of Stockholders of Digital Microwave Corporation (the "Company") will be held at Techmart, 5201 Great America Parkway, Santa Clara, California, on Thursday, August 8, 1996, at 3:00 p.m. local time, to:

     1. Elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified.

     2. Approve the Digital Microwave Corporation 1996 Employee Stock Purchase Plan.

     3. Ratify and approve certain amendments to the Digital Microwave Corporation 1994 Stock Incentive Plan, including an increase in the number of shares of Common Stock reserved for issuance thereunder from 1,183,330 to 2,183,330 shares.

     4. Ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1997.

     5. Transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Stockholders of record at the close of business on June 17, 1996, will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/  Charles D. Kissner

                                          --------------------------------------
                                          Charles D. Kissner
                                          President and
                                          Chief Executive Officer

San Jose, California
July 3, 1996

                                PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                         DIGITAL MICROWAVE CORPORATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Digital Microwave Corporation, a Delaware corporation ("DMC" or the "Company"), of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 3:00 p.m., local time, on August 8, 1996, and any adjournment or postponement thereof. This Proxy Statement was first mailed to stockholders on or about July 3, 1996.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in a subsequent section of this Proxy Statement.

VOTING

     Only holders of record of the Common Stock of the Company ("Common Stock") at the close of business on June 17, 1996, will be entitled to vote at the Annual Meeting and any continuations or adjournments thereof. Each share entitles the holder to one vote on each matter to come before the Annual Meeting. On June 17, 1996, there were 15,905,495 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by 315 stockholders of record.

     If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the DMC Board of Directors (the "Board of Directors" or the "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions, which may be specified on all proposals other than the election of Directors, are counted as votes against the proposal in determining whether a proposal has been approved, and broker non-votes are not counted as votes for or against the proposal. If no specific instructions are given with respect to matters to be acted upon at the Annual Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (i) the election of management's nominees for Directors listed in Proposal 1, (ii) the approval of the Digital Microwave Corporation 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"), (iii) the approval of the amendment and restatement of the Digital Microwave Corporation 1994 Stock Incentive Plan (the "1994 Incentive Plan") and (iv) the ratification of the selection of the independent public accountants for the Company.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers and employees of the Company who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock. Additionally, solicitation of proxies of brokers, banks, nominees and institutional investors will be made pursuant to the special engagement of Corporate Investor Communications, Inc., at a cost to the Company of approximately $5000, plus out-of-pocket expenses.

     The Annual Report of the Company for the fiscal year ended March 31, 1996, has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified, or until the death, resignation, or removal of such Director. It is intended that the proxies will be voted for the election of the five nominees named below as Directors unless authority to vote for any such nominee is withheld. The five nominees receiving the highest number of votes will be elected. In the unanticipated event that a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director. William E. Gibson is not standing for re-election to the Board of Directors and will cease to be a Director effective as of the date of the Annual Meeting.

     In the event that additional persons are nominated, otherwise than by the Board of Directors, for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and any additional Board of Directors' nominee as described above. The following are the nominees of the Board of Directors for election as Directors at the date hereof:

                         NAME                                       TITLE                 AGE
    -----------------------------------------------  -----------------------------------  ---
    Clifford H. Higgerson..........................  Chairman of the Board                56
    Charles D. Kissner.............................  President, Chief Executive Officer
                                                     and Director                         49
    Richard C. Alberding...........................  Director                             65
    James D. Meindl................................  Director                             63
    Billy B. Oliver................................  Director                             71

     Mr. Higgerson has served as a Director of the Company since March 1984 and as Chairman of the Board since July 1995. He also served as Co-Chairman of the Board and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Higgerson has been a partner with Vanguard Associates, a private venture capital investment partnership, since July 1991 and, since 1986, managing partner of Communications Ventures, a private venture capital investment partnership.

     Mr. Kissner was elected President, Chief Executive Officer and a Director of the Company in July 1995. Prior to joining the Company, he served as Vice President and General Manager of the Microelectronics Division of M/A-COM, Inc., a manufacturer of radio and microwave communication products, from July 1993 to July 1995. From February 1990 to July 1993, Mr. Kissner served as President, Chief Executive Officer, and a Director of Aristacom International, Inc., a communications software company. Mr. Kissner currently is a director of American Medical Flight Support, Inc., a non-profit medical transportation company.

     Mr. Alberding has served as a Director of the Company since July 1993 and served as Co-Chairman of the Board and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Alberding retired from Hewlett-Packard Company in 1991, where he had served since 1984 as an Executive Vice President with responsibility for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate-level marketing activities. He also served on the corporate Executive Committee. Mr. Alberding is a director of Kennametal Corporation, a machine tool company, Walker Interactive Systems, a software company, Quickturn Design System, a CAD tools company, SyBase, Inc., a computer database and tools company, Digital Link Corp., a network tools company, Paging Network, Inc., a paging services company, and numerous private companies.

     Dr. Meindl has served as a Director of the Company since November 1995. Since 1993, Dr. Meindl has held the Joseph M. Pettit Chaired Professorship in Microelectronics at the Georgia Institute of Technology.

Prior to his professorship at the Georgia Institute of Technology, Dr. Meindl served as Senior Vice President for Academic Affairs and Provost at Rensselaer Polytechnic Institute from 1986 to 1993. Dr. Meindl serves as a director of SanDisk Corp., which designs, develops and markets flash memory data storage products, and Zoran Corp., a semiconductor and related devices company.

     Mr. Oliver has served as a Director of the Company since February 1987. Since 1985, Mr. Oliver has been a private communications consultant. Mr. Oliver has held various engineering and management positions with AT&T, including Vice President, Planning and Design from 1972 until 1985. Mr. Oliver is also a director of Communications Network Enhancements, a telecommunications service company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

BOARD MEETINGS AND COMMITTEES

     During the year ended March 31, 1996, the Board of Directors held five (5) meetings. During the same period, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a Director and (ii) the total number of meetings by all Committees of the Board on which such Director served held during the period for which he was a Director. There are no family relationships among any of the executive officers or Directors of the Company.

     The Company currently has an Audit Committee and a Compensation Committee of the Board of Directors. The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing the Company's accounting practices and system of internal accounting controls. The Audit Committee, which consists of Mr. Alberding and Mr. Higgerson, held four (4) meetings during the year ended March 31, 1996. The Compensation Committee is responsible for recommending and reviewing the compensation of the Company's executive officers and for administering the Company's incentive plans. This committee, which consists of Mr. Alberding and Mr. Oliver, held five (5) meetings during the year ended March 31, 1996.

     During the year ended March 31, 1996, the Company had a Nominating Committee. The Nominating Committee was responsible for identifying and proposing to the Board of Directors nominees for election to the Board. This Committee, which consisted of Mr. Alberding and Mr. Higgerson, held one (1) meeting during the year ended March 31, 1996 in connection with the appointment of Mr. Kissner as President and Chief Executive Officer of the Company. The Company does not currently have a Nominating Committee. Although there are no formal procedures for stockholders to recommend nominations, the Board will consider recommendations from stockholders, which should be addressed to Ms. Carol A. Goudey, the Company's Assistant Secretary, at the Company's address set forth above.

COMPENSATION OF DIRECTORS

     During the year ended March 31, 1996 the Company paid each non-employee Director $1,000 in fees for each in-person meeting and $500 per telephone meeting, a retainer of $3,000 per quarter, and committee meeting fees of $500 for each in-person committee meeting and $250 per telephone committee meeting unless, in either case, such committee meeting was held in conjunction with a Board meeting. Directors were also reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board and Committees thereof. The Company also pays Board consulting fees of $1,000 per day, in one half day increments, for Board approved projects (including transportation time) plus reimbursement of all expenses. In addition to the fees paid in connection with serving as Directors, the Company paid consulting fees of $25,750 for the services of Mr. Alberding during the 1996 fiscal year as special consultant to the executive management committee and for serving as Co-Chief Executive Officer and $19,500 for the services of Mr. Higgerson during the 1996 fiscal year as special consultant to the executive management committee and for serving as Co-Chief Executive Officer. In addition, the Company paid consulting fees of $33,100 for the services of Mr. Gibson during the 1996 fiscal year as a special consultant to the President and Chief Executive Officer of the Company.

     Pursuant to the Company's 1994 Incentive Plan, each new non-employee Board member, upon his or her initial appointment or election to the Board, receives an automatic option grant for 15,000 shares with an exercise price equal to the fair market value of the option shares on the grant date. Each individual reelected as a non-employee Board member at an annual stockholders meeting, and who has not received any prior automatic option grants during the two immediately preceding calendar years, receives an option grant at that time for 5,000 shares, and similar 5,000-share option grants are made to each continuing non-employee Board member at successive three-year intervals over his or her period of Board service. Each initial or periodic option grant is immediately exercisable for all the option shares, but the shares purchased under the option are subject to repurchase by the Company, at the option exercise price, upon the optionee's cessation of Board service. The option shares vest and the Company's repurchase right lapses with respect to option shares, in three equal annual installments over the optionee's period of Board service, measured from the grant date. However, upon certain changes in control of the Company, the Company's repurchase rights immediately lapse in full. Each option grant has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board service. The Board of Directors has approved an amendment and restatement of the 1994 Incentive Plan. See Proposal 3 for a discussion of the proposed amendments to the 1994 Incentive Plan and a description of the 1994 Incentive Plan, as proposed to be amended and restated.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors (the "Compensation Committee") currently consists of two members of the Board: Richard C. Alberding and Billy B. Oliver. Mr. Alberding acted as Co-Chairman of the Board and Co-Chief Executive Officer of the Company from September 1994 to July 1995 while the Company sought to hire a Chief Executive Officer. No other member of this committee is a present or former officer or employee of the Company or any of its subsidiaries.

     No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1996, all of the Company's officers, Directors and greater than ten percent beneficial owners complied with applicable Section 16(a) filing requirements during the 1996 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of June 1, 1996, by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; (ii) each of the Company's Directors; (iii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, determined for the year ended March 31, 1996 (including the former Co-Chief Executive Officers and one former executive officer) (collectively, the "Named Executive Officers"); and
(iv) all Directors and executive officers as a group.

                                                                                        APPROXIMATE
                                                                         SHARES           PERCENT
                                                                      BENEFICIALLY      BENEFICIALLY
                                NAME                                    OWNED(1)          OWNED(2)
- --------------------------------------------------------------------  -------------     ------------
Kopp Investment Advisors, Inc.......................................    3,882,236(3)        24.57%
6600 France Avenue South, Suite 672
Edina, Minnesota 55435
Charles D. Kissner..................................................      201,300(4)         1.27%
Clifford H. Higgerson...............................................      281,256(5)         1.78%
Richard C. Alberding................................................       15,000(6)            *
William E. Gibson...................................................      363,007(7)         2.30%
James D. Meindl.....................................................           --              --
Billy B. Oliver.....................................................       18,500(8)            *
Harold E. Edmondson.................................................       10,000(9)            *
Shaun McFall........................................................       15,916(10)           *
John O'Neil.........................................................       29,242(11)           *
Carl A. Thomsen.....................................................       21,216(12)           *
Mark A. Byington(13)................................................           --              --
All Directors and Executive Officers as a Group (14 persons)........      951,352(14)         6.1%

- ---------------
  *  Less than 1%

 (1) To the Company's knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable on or before July 31, 1996, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

 (3) Pursuant to a Schedule 13F, dated May 1, 1996, filed with the Securities and Exchange Commission, Kopp Investment Advisors, Inc. has reported sole dispositive power over all of the shares and no voting power with respect to any of the shares.

 (4) Includes 201,100 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996. Also includes 200 shares held of record by a trust for the benefit of Mr. Kissner's children.

 (5) Includes 15,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

 (6) Includes 15,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

 (7) Includes 12,000 shares of Common Stock held in trust and 30,000 shares of Common Stock subject to options held by Mr. Gibson and Kahala Ann Trask Gibson as community property which are currently exercisable or will become exercisable on or before July 31, 1996.

 (8) Includes 10,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

 (9) Includes 10,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996. Mr. Edmondson retired on May 10, 1996, and is continuing to serve as a consultant to the Company.

(10) Includes 15,916 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

(11) Includes 29,242 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

(12) Includes 21,216 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

(13) Mr. Byington's employment with the Company was terminated on March 4, 1996. He does not hold any stock position in the Company.

(14) See Footnotes (4) through (8) and (10) through (12). Includes 343,231 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before July 31, 1996.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal year ended March 31, 1996. In addition, information is included in connection with compensation earned by the persons who served as the Company's Co-Chairmen of the Board and Co-Chief Executive Officers and a former executive officer for the fiscal year ended March 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                      ANNUAL COMPENSATION                ------------------
                                           -----------------------------------------         SECURITIES
                                FISCAL      SALARY       BONUS        OTHER ANNUAL           UNDERLYING
 NAME AND PRINCIPAL POSITION     YEAR        ($)        ($)(1)      COMPENSATION ($)          OPTIONS
- ------------------------------  ------     --------     -------     ----------------     ------------------
Charles D. Kissner............   1996      $212,500(2)  $75,000(3)      $197,961(4)            255,504
President and Chief              1995            --          --               --                    --
  Executive Officer              1994            --          --               --                    --
Harold E. Edmondson(5)........   1996       176,125          --            9,000(6)             53,941
Former Vice President,           1995        34,375(7)       --               --                10,000
  Manufacturing                  1994            --(7)       --               --                    --
Shaun McFall..................   1996       125,000          --           64,996(8)              8,157
Vice President, Corporate        1995        87,010          --            8,250(6)             20,000
  Marketing                      1994            --(9)       --               --                    --
John P. O'Neil................   1996       139,200          --            9,000(6)             17,930
Vice President, Personnel        1995       126,050          --            9,000(6)             20,000
                                 1994       110,000      18,000               --                10,000
Carl A. Thomsen...............   1996       175,625          --            9,000(6)             54,867
Vice President, Chief            1995        25,702(10)      --            1,500(6)             50,000
  Financial
  Officer and Secretary          1994            --          --               --                    --
Richard C. Alberding..........   1996        44,250(11)      --               --                    --
Former Co-Chairman of            1995        64,000(11)      --               --                    --
  the Board and Former           1994        32,500(12)      --               --                15,000
  Co-Chief Executive Officer
Clifford H. Higgerson.........   1996        36,500(11)      --               --                 5,000
Former Co-Chairman of            1995        38,250(11)      --               --                    --
  the Board and Former           1994        15,000(13)      --               --                    --
  Co-Chief Executive Officer
Mark A. Byington(14)..........   1996       148,846          --            8,250                 3,789(15)
Former Vice President            1995       153,001          --            9,000(6)             35,000
                                 1994       136,275      25,000              461                    --

- ---------------
 (1) The Company's executive officers are eligible for annual cash bonuses. Such bonuses are generally based upon achievement of individual, as well as corporate, performance objectives determined by the Compensation Committee.

 (2) Represents Mr. Kissner's salary from his appointment as Chief Executive Officer and President of the Company in July 1995.

 (3) Represents Mr. Kissner's signing bonus.

 (4) Includes a relocation expense reimbursement of $187,761.

 (5) Mr. Edmondson resigned from his position as Vice President, Manufacturing effective May 10, 1996.

 (6) Represents car allowances.

 (7) Mr. Edmondson did not join the Company until January 1995.

 (8) Includes a relocation expense reimbursement of $55,996.

 (9) Mr. McFall did not hold an officer position with the Company prior to February 1995.

(10) Represents Mr. Thomsen's salary from his appointment as Vice President, Chief Financial Officer of the Company in February 1995.

(11) Represents compensation earned as a Director of the Company and includes consulting fees earned as a special consultant to the executive management committee and for serving as Co-Chief Executive Officer of the Company from September 1994 to July 1995. See "Compensation of Directors."

(12) Represents compensation earned as a Director of the Company and includes consulting fees earned as a special consultant to the executive management committee.

(13) Represents compensation earned as a Director of the Company.

(14) Mr. Byington resigned from his position as a Vice President of the Company effective March 4, 1996.

(15) Canceled options to purchase 31,789 shares upon termination of employment on March 4, 1996.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options made under the Company's 1994 Stock Incentive Plan to each of the Named Executive Officers during the fiscal year ended March 31, 1996. No stock appreciation rights were granted during such fiscal year to the Named Officers.

                       OPTION GRANTS IN 1996 FISCAL YEAR

                                               INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                             ------------------------------------------------------            VALUE
                             NUMBER OF                                                AT ASSUMED ANNUAL RATES
                             SECURITIES                                                   OF STOCK PRICE
                             UNDERLYING      % OF TOTAL                                    APPRECIATION
                              OPTIONS     OPTIONS GRANTED    EXERCISE                 FOR OPTION TERM ($)(1)
                              GRANTED     TO EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
           NAME                 (#)       1996 FISCAL YEAR   ($/SHARE)      DATE          5%          10%
- ---------------------------  ----------   ----------------   ---------   ----------   ----------   ----------
Charles D. Kissner.........    255,504          28.42%        $13.625      07/17/05   $2,189,334   $5,548,203
Harold E. Edmondson........     53,941           6.00          11.875      05/15/05      402,838    1,020,871
Shaun McFall...............      8,157           0.91          11.875      05/15/05       60,917      154,377
John P. O'Neil.............     17,930           1.99          11.875      05/15/05      133,903      339,338
Carl A. Thomsen............      4,867           0.54          11.875      05/15/05       36,347       92,111
                                50,000           5.56          13.625      07/17/05      428,434    1,085,737
Richard C. Alberding.......         --             --              --            --           --           --
Clifford H. Higgerson......      5,000           0.56           13.00      07/26/05       40,878      103,593
Mark A. Byington...........      3,789           0.42          11.875      05/15/05       28,297       71,709

- ---------------
(1) The 5% and 10% annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There is no assurance provided to any Named Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Executive Officers concerning their exercise of stock options during the fiscal year ended March 31, 1996 and the unexercised options held by them as of March 31, 1996. No stock appreciation rights were exercised during such fiscal year or were outstanding as of March 31, 1996.

                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                        OPTION VALUES AT MARCH 31, 1996

                                                                                                 VALUE OF UNEXERCISED IN-
                                                                                                   THE-MONEY OPTIONS AT
                                                                     NUMBER OF SECURITIES         MARCH 31, 1996 (MARKET
                                                                    UNDERLYING UNEXERCISED          PRICE OF SHARES AT
                                               VALUE REALIZED             OPTIONS AT              MARCH 31, 1996 ($9.00)
                                              (MARKET PRICE AT         MARCH 31, 1996(#)        LESS EXERCISE PRICE)($)(1)
                           SHARES ACQUIRED   EXERCISE DATE LESS   ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    EXERCISE PRICE)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------  ---------------   ------------------   -----------   -------------   -----------   -------------
Charles D. Kissner.......           --                  --           50,000        205,504             --          --
Harold E. Edmondson......           --                  --           10,000         53,941             --          --
Shaun McFall.............           --                  --           10,877         28,557        $11,922          --
John P. O'Neil...........           --                  --           10,667         37,263             --          --
Carl A. Thomsen..........           --                  --           10,000         94,867             --          --
Richard C. Alberding.....           --                  --           10,000          5,000             --          --
Clifford H. Higgerson....           --                  --           15,000          5,000         41,250          --
Mark A. Byington.........       53,334            $286,087            5,000             --             --          --

- ---------------
(1) "In-the-money" options are options with an exercise price less than the market price of the Company's Common Stock on March 31, 1996.

EMPLOYMENT AND TERMINATION ARRANGEMENTS

     Mr. Kissner, Mr. McFall, Mr. O'Neil and Mr. Thomsen are the only Named Executive Officers with written employment agreements with the Company.

     In May 1996, Mr. Kissner entered into an employment agreement with the Company pursuant to which Mr. Kissner is to serve as President and Chief Executive Officer. The term of the agreement extends through May 1998, after which the agreement may be renewed annually by the mutual consent of the Company and Mr. Kissner. The agreement provides that (1) if Mr. Kissner is terminated without cause, he shall be entitled to receive (i) severance pay for twelve months at his normal monthly salary, (ii) the continuation of vesting of his stock options for one year from the date of his termination and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company and
(2) if the Company is merged or acquired in a transaction in which there is a change in control of the Company, Mr. Kissner shall be entitled to receive (i) severance pay in the amount of two times his base annual salary; (ii) a bonus payment equal to the average of the bonuses paid to him in the last two fiscal years; and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company. In connection with Mr. Kissner entering into the employment agreement with the Company, the Board of Directors authorized that 100,000 shares of Mr. Kissner's Common Stock of the Company be forward vested effective the date of the employment agreement.

     Mr. McFall, Mr. O'Neil and Mr. Thomsen entered into employment agreements with the Company, effective as of May 1996. The term of each of the agreements extends through May 1998, after which each of the agreements may be renewed annually by the mutual consent of the Company and the officer. In connection with each of these officers signing employment agreements with the Company, the Board of Directors authorized that fifty percent of each of the stock option grants awarded to these officers in fiscal year 1996 be forward vested effective the date of the employment agreements. The employment agreements for these officers include the following provisions: (1) if the officer is terminated without cause, the officer shall be entitled to receive (i) severance pay for six months at his normal monthly salary, (ii) the continuation of vesting of his stock options for six months from the date of his termination and
(iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company and (2) if the Company is merged or acquired in a transaction in which there is a change in control of the Company, the officer shall be entitled to receive (i) severance pay in the amount of two times his base annual salary;
(ii) a bonus payment equal to that of the average of the bonuses paid to him in the last two fiscal years and (iii) a proration to him of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has the authority and responsibility for approving the overall compensation strategy for the Company, administering the Company's annual and long-term compensation plans, and reviewing and making recommendations to the Board of Directors with respect to the Company's executive compensation. The Compensation Committee is comprised of independent, non-employee Board members, except that Mr. Alberding acted as a Co-Chief Executive Officer of the Company from September 1994 to July 1995.

     General Compensation Policy. The Compensation Committee's overall policy is to offer the Company's executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates, Alexander & Alexander Consulting Group and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The Compensation Committee's objectives are to (i) create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results; (ii) focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and
(iii) provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time.

     The Compensation Committee is authorized (i) to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company; and (ii) to make specific recommendations to the Board of Directors concerning the compensation of executive officers of the Company, including the Chief Executive Officer. The Compensation Committee also administers the Company's stock option plans and the Company's retirement and savings plan.

     Factors. The primary factors considered in establishing the components of each executive officer's compensation package for the fiscal year ended March 31, 1996 are summarized below. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     - BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, Company performance and profitability are not taken into account in establishing base salary. Salaries paid to the Company's executive officers for the fiscal year ended March 31, 1996 ranged from the 50th percentile at the low end to the 75th percentile at the high end of the compensation data surveyed for the industry. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure and corporate culture, geographic location, product development stage and market capitalization between the Company and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's Common Stock. See "Stock Performance Graph."

     - ANNUAL INCENTIVE COMPENSATION. For the fiscal year ended March 31, 1996, specific financial and organizational objectives, including earnings per share, revenue and gross margin targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

       Specific bonus awards, set as a target percentage of salary, were established for each officer's position and were to be earned on the basis of achieving the specified corporate goals and the accomplishment of specific individual objectives. The corporate goals for the fiscal year 1996 were not met, and no incentive bonus was paid to any officer of the Company for such fiscal year.

     - LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of the Company's executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. In furtherance of this policy, the Company has implemented the 1994 Incentive Plan to serve as a comprehensive equity incentive program for the Company's executive officers and other key employees.

       Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Committee's discretion. Each of the Named Executive Officers, except Mr. Alberding, received a stock option grant in fiscal 1996.

       Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO Compensation. The Compensation Committee established Mr. Kissner's base salary with the objective of maintaining the competitiveness of Mr. Kissner's base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Kissner's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Mr. Kissner's base salary for the 1996 fiscal year was set at the 75th percentile of the salary data surveyed for other chief executive officers in the industry.

     Mr. Kissner received additional compensation from the Company in the form of a signing bonus, relocation expense reimbursement and a car allowance.

     Mr. Alberding and Mr. Higgerson served as Co-Chairmen of the Board and Co-Chief Executive Officers from September 1994 to July 1995, during the search for a Chief Executive Officer. They have been compensated pursuant to the Company's Director consulting compensation policy described under "Compensation of Directors" and are not eligible to receive stock option grants other than as non-employee Directors nor are they eligible to receive bonuses.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting, the stockholders approved the implementation of the 1994 Incentive Plan under which the number of shares of Common Stock for which any one individual participating in the 1994 Incentive Plan may be granted stock options, stock appreciation rights or direct stock issuances is limited to 500,000 shares over the term of the plan. As a result of this limitation and certain other administrative provisions of the 1994 Incentive Plan, any compensation deemed paid to a covered executive officer in connection with the exercise of stock options or stock appreciation rights granted under the 1994 Incentive Plan with an exercise price equal to the market price of the shares covered by the option or stock appreciation right on the grant date will qualify as performance-based compensation.

     The Compensation Committee does not expect that the compensation to be paid to the Company's covered executive officers for the 1997 fiscal year will exceed the $1 million limit per officer. Accordingly, until final Treasury regulations are issued with respect to the $1 million limitation, the Compensation Committee will defer any decision on whether or not to restructure one or more components of the compensation paid to the covered executive officers so as to qualify those components as performance-based compensation that will not be subject to the $1 million limitation.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                              Richard C. Alberding
                                Billy B. Oliver

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Communications Technology Index during the five fiscal years ended March 31, 1996. The comparison assumes $100 was invested on March 31, 1991 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of any dividends.

                     COMPARISON OF 5-YEAR CUMULATIVE RETURN
                                     AMONG
                         DIGITAL MICROWAVE CORPORATION,
                       DOW JONES EQUITY MARKET INDEX AND
                   DOW JONES COMMUNICATIONS TECHNOLOGY INDEX

                                                                   DOW JONES
                                  DIGITAL MI-      DOW JONES      COMMUN ICA-
      MEASUREMENT PERIOD         CROWAVE COR-     EQUITY MAR-     TIONS TECH-
    (FISCAL YEAR COVERED)          PORATION        KET INDEX        NOLOGY
3/91                                       100             100             100
3/92                                        41             112             124
3/93                                        59             130             185
3/94                                        74             132             193
3/95                                        68             151             207
3/96                                        45             202             253

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings; nor will such report or graph be incorporated into any future filings made by the Company under those statutes.

                                   PROPOSAL 2

                                APPROVAL OF THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company's stockholders are asked to act upon a proposal to ratify the Board's action to adopt the Stock Purchase Plan.

     The purpose of the adoption of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage such individuals to remain in the Company's service. If adopted, an aggregate of 300,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company.

     A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
              OF THE PROPOSED ADOPTION OF THE STOCK PURCHASE PLAN.

GENERAL DESCRIPTION

     In May 1996, the Board of Directors of the Company adopted the Stock Purchase Plan, which is subject to the stockholders' approval at the Annual Meeting. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. If adopted, an aggregate of 300,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company.

SUMMARY OF STOCK PURCHASE PLAN

     The essential terms of the Stock Purchase Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Stock Purchase Plan, as proposed to be adopted, a copy of which is attached hereto as Exhibit A.

     Purpose. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage such individuals to remain in the Company's service.

     Administration. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of Members of the Board appointed by the Board (the "Plan Administrator").

     The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.

     Eligibility. All full-time, non-highly compensated employees of the Company and designated subsidiaries whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Non-employee directors, consultants, employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan, and employees who are "highly compensated employees" within the meaning of Sections 414(q)(1)(B) or (D) of the Code are not eligible to participate. Employees who have completed fewer than three (3) months of service with the Company also are not eligible to participate.

     Purchase of Shares. The Stock Purchase Plan designates Purchase Periods, Accrual Periods and Exercise Dates. Purchase Periods are generally overlapping periods of twenty-four months. A Purchase Period will initiate on the date established by the Plan Administrator and additional Purchase Periods will commence each subsequent March 1 and September 1. Accrual Periods are generally six month periods commencing each March 1 and September 1. The Exercise Dates are the last days of each Accrual Period.

     On the first day of each Purchase Period, a participating employee is granted a purchase right which is a form of option to be automatically exercised on the forthcoming Exercise Dates within the Purchase Period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of Common Stock of the Company. The price per share at which shares of Common Stock are to be purchased under the Stock Purchase Plan during any Accrual Period is the lesser of (a) 85% of the fair market value of the Common Stock on the first day of the Purchase Period or (b) 85% of the fair market value of the Common Stock on the Exercise Date (the last day of an Accrual Period). If there is a change in the capitalization during a Purchase Period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the Purchase Period is proportionally increased or decreased.

     The employee's purchase right is exercised in this manner on all four Exercise Dates occurring in the Purchase Period unless, on the first day of any Accrual Period, the fair market value of the Common Stock is lower than the fair market value of the Common Stock on the first day of the Purchase Period. If so, the employee's participation in the original Purchase Period is terminated, and the employee is automatically enrolled in the new Purchase Period beginning on that day. On subsequent Exercise Dates, the purchase price of the shares is 85% of the market value of the shares on the Exercise Date or 85% of the value of the shares on the first day of the new Purchase Period (which is lower than the market value of the shares on the first day of the original period).

     Payroll deductions may range from 1% to 10% (in whole percentage increments) of an employee's regular base pay, exclusive of overtime, bonuses, shift-premiums or commissions. Employees may not make direct cash payments to their accounts. The maximum number of shares of Common Stock which any employee may purchase under the Stock Purchase Plan during an Accrual Period is 5,000 shares. Certain additional limitations on the amount of Common Stock which may be purchased during any calendar year are imposed by the Code.

     Withdrawal. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his/her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the participant delivers to the Company a new subscription agreement.

     Termination of Employment. Upon a participant's ceasing to be an employee for any reason or upon termination of a participant's employment relationship, the payroll deductions credited to such participant's account during the Purchase Period but not yet used to exercise the option will be returned to such participant or, in the case of his/her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated.

     Death. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     Nontransferability of Options. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the Stock Purchase Plan by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from a Purchase Period as discussed above.

     Adjustments; Dissolutions; Mergers and Asset Sales. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan and the price per share covered by each outstanding option.

     In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation (other than a reorganization effectuated primarily to change the state in which the Company is incorporated), or a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, each option under the Stock Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period.

     Amendment and Termination of the Stock Purchase Plan. The Board may amend the Stock Purchase Plan at any time or from time to time or may terminate the Stock Purchase Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Purchase Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Stock Purchase Plan. The Board or its committee shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board or its committee determines in its sole discretion to be advisable and consistent with the Stock Purchase Plan. In any event, the Stock Purchase Plan shall terminate in August 2006.

CERTAIN FEDERAL INCOME TAX INFORMATION

     A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the Enrollment Date, i.e., the first day of the Purchase Period during which the participant purchased such shares or within one year after the Exercise Date, i.e., the date such shares were purchased (a "disqualifying disposition"), the participant will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of

(1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by an optionee in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares.

     The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

NEW PLAN BENEFITS

     No transactions will be made under the Stock Purchase Plan unless and until the Stock Purchase Plan is approved by the stockholders at the Annual Meeting. The number of purchases, if any, to be made after approval of the Stock Purchase Plan to specific employees or groups thereof, cannot currently be determined.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the adoption of the Stock Purchase Plan. If such approval is obtained, the Stock Purchase Plan will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the Stock Purchase Plan will not become effective.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
              OF THE PROPOSED ADOPTION OF THE STOCK PURCHASE PLAN.
    AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                   PROPOSAL 3

                        AMENDMENT AND RESTATEMENT OF THE
                           1994 STOCK INCENTIVE PLAN

GENERAL

     The Company's stockholders are asked to act upon a proposal to ratify the Board's action to amend the 1994 Incentive Plan.

     The Board of Directors amended and restated the 1994 Incentive Plan in May 1996, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, bringing the total number of shares issuable under the 1994 Incentive Plan to 2,183,330. The purpose of the increase is to enable the Company to retain talented employees and to attract talented new employees by offering them participation in the Company's 1994 Incentive Plan. Management believes that without such incentive it will be unable to attract and retain the services of those individuals essential to the Company's growth and financial success.

     The Board of Directors also amended and restated the 1994 Incentive Plan to eliminate certain provisions, which were previously required under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), but are no longer necessary due to recent amendments to such rule. These certain amendments to the 1994 Incentive Plan include the elimination of the nontransferability provisions and the six-month holding period, both of which are no longer mandated by the revised Rule 16b-3.

     A general description of the principal terms of the 1994 Incentive Plan is set forth below. This description is qualified in its entirety by the terms of the 1994 Incentive Plan, as proposed to be amended and restated, which is attached to this Proxy Statement as Exhibit B and is hereby incorporated herein by reference.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT
                                      AND
                    RESTATEMENT OF THE 1994 INCENTIVE PLAN.

GENERAL DESCRIPTION

     In April 1994, the Board of Directors adopted the 1994 Incentive Plan, which was approved by the stockholders in July 1994. A total of 900,000 shares of Common Stock were initially reserved for issuance over the ten year term of the 1994 Incentive Plan. The number of shares of Common Stock available for issuance automatically increases on the first trading day of each calendar year for five years from the adoption of the 1994 Incentive Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, but in no event shall any such annual increase exceed 150,000 shares. Options granted under the 1994 Incentive Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory stock options. See "Certain Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options. A total of 1,183,330 shares are currently reserved for issuance under the 1994 Incentive Plan. As of March 31, 1996, options to purchase approximately 1,053,479 shares were outstanding under the 1994 Incentive Plan, no options to purchase shares had been exercised under the 1994 Incentive Plan, and approximately 129,851 shares remained reserved for issuance thereunder. Summary of 1994 Incentive Plan

     The essential terms of the 1994 Incentive Plan, as proposed to be amended and restated, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by, reference to all provisions of the 1994 Incentive Plan, as proposed to be amended and restated, a copy of which is attached hereto as Exhibit B.

     Plan Administration. The 1994 Incentive Plan (other than the Automatic Option Grant and the Stock Fee Programs) shall be administered by the Compensation Committee of the Board. The Compensation Committee (the "Plan Administrator") shall be comprised of two or more non-employee Board members appointed by the Board and shall have complete discretion (subject to the provisions of the 1994 Incentive

Plan) to authorize stock option grants and direct stock issuances under the 1994 Incentive Plan. However, all grants under the Automatic Grant and the Stock Fee Programs shall be made in strict compliance with the express provisions of those programs, and no administrative discretion shall be exercised by the Plan Administrator with respect to the grants made under such programs. In addition, a subcommittee of the Compensation Committee comprised solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code, and the regulations thereunder) shall have sole and exclusive authority to administer the participation of "covered employees" (within the meaning of Section 162(m)(3) of the Code) in the 1994 Incentive Plan in order to qualify grants to covered employees under the 1994 Incentive Plan as performance-based compensation under Section 162(m) of the Code.

     Eligibility. Officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established) and independent consultants and advisors to the Company and its subsidiaries shall be eligible to participate in the Discretionary Grant and Stock Issuance Programs. Officers and other key employees shall also be eligible to participate in the Salary Reduction Grant Program. Non-employee members of the Board shall only be eligible to participate in the Automatic Grant and the Stock Fee Programs.

     In no event may any one participant in the 1994 Incentive Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares in the aggregate over the term of the 1994 Incentive Plan.

     Valuation. The fair market value per share of Common Stock on any relevant date under the 1994 Incentive Plan shall be the closing selling price per share on that date on The Nasdaq National Market. If there is no reported sale for such date, then the closing selling price for the last previous date for which such quotation exists shall be determinative of fair market value.

     Equity Incentive Programs. The 1994 Incentive Plan contains five separate equity incentive programs: (i) a Discretionary Grant Program under which key employees and consultants may be granted stock options to purchase shares of Common Stock; (ii) an Automatic Grant Program under which option grants shall be made at specified intervals to non-employee directors; (iii) a Salary Reduction Grant Program under which officers and other key employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at a discount from current fair market value equal to the amount of their salary reduction; (iv) a Stock Fee Program under which non-employee directors may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of Common Stock; and (v) a Stock Issuance Program under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares, as a bonus tied to their performance of services or the Company's attainment of financial milestones, or pursuant to their individual elections to receive such shares in lieu of their base salary. The implementation and use of any of these equity incentive programs (other than the Automatic Grant Program and the Stock Fee Program) is within the sole discretion of the Plan Administrator.

     Discretionary Grant Program. Under the Discretionary Grant Program, the exercise price per share for options shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the grant date. For incentive stock options granted to employees possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Holder"), the exercise price per share may not be less than one hundred ten percent (110%) of such fair market value. The Plan Administrator shall have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights or
(iii) which become exercisable in installments for vested shares over the optionee's period of service. No granted option shall, however, have a maximum term in excess of ten (10) years. No incentive stock option granted to a 10% Holder shall have a maximum term in excess of five (5) years.

     Any option held by the optionee at the time of cessation of service normally shall not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. During that period the option generally shall be exercisable only for the number of shares of

Common Stock in which the optionee is vested at the time of cessation of service. However, the Plan Administrator shall have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding option may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

     Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service. Any unvested share of Common Stock shall be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator shall have complete discretion in establishing the vesting schedule for any such unvested shares and shall have full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Grant Program: tandem stock appreciation rights and limited stock appreciation rights.

     Tandem stock appreciation rights provide holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such share. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer shall be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in such hostile tender offer over (b) the exercise price payable for such share.

     Automatic Grant Program. Under the Automatic Grant Program, each individual who first becomes a non-employee director on or after the date of the 1994 Annual Stockholders Meeting, whether through election by the stockholders or appointment by the Board, shall automatically be granted at the time of such initial election or appointment, an option grant for 15,000 shares of Common Stock, provided such individual has not been in the Company's prior employ. In addition, option grants for 5,000 shares of Common Stock shall automatically be made to non-employee directors at successive three-year intervals over their period of continued Board service. Accordingly, on the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Meeting, each individual who is re-elected to serve as a non-employee director, and has not otherwise received any prior automatic option grants under the 1994 Incentive Plan (or any predecessor plan of the Company) during the two immediately preceding calendar years, shall automatically be granted a stock option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee director for at least twelve months. There shall be no limit on the number of such additional 5,000-share option grants any one non-employee director may receive over his or her period of Board service, and non-employee directors shall be eligible to receive these option grants for 5,000 shares of Common Stock, regardless of whether they joined the Board prior to the 1994 Annual Meeting or were previously in the Company's employ.

     Under the Automatic Grant Program, the exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date. Each option shall have a maximum term of ten years from the grant date and each option shall be immediately exercisable for all option shares, but any purchased shares shall be subject to repurchase by the Company until vested, at the exercise price paid per share, upon the optionee's cessation of Board service.

     The option shares shall vest and the Company's repurchase rights shall lapse with respect to option shares in three equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

     Should the optionee die or become permanently disabled while serving as a Board member, then the Company's repurchase rights subject to each automatic option grant held by that individual optionee shall immediately lapse in full and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

     The Company's repurchase rights subject to each automatic option grant shall immediately lapse upon certain changes in control or ownership of the Company, as discussed in more detail below under "General Provisions." In addition, upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (A) the highest price per share of Common Stock paid in such hostile tender offer over (B) the exercise price payable for such share.

     The remaining terms and conditions of the option grants under the Automatic Grant Program shall conform in general to the terms described above for option grants made under the Discretionary Grant Program and shall be incorporated into the option agreement evidencing the automatic grant.

     Salary Reduction Grant Program. In the event that the Company chooses to implement a Salary Reduction Grant Program, the Plan Administrator shall have complete discretion in selecting the individuals, if any, who are to participate. Under the Salary Reduction Grant Program, participants may elect to have a portion of their base salary reduced each year in return for options to purchase shares of the Company's Common Stock at a discount from current market value. The formula for determining how many option shares shall be granted at the discounted exercise price insures that the total value of the spread on the option shall not exceed the dollar amount of the optionee's salary reduction.

     Each option shall be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Grant Program, except that the exercise price per share shall be equal to one-third of the fair market value per share of Common Stock on the grant date and the number of option shares shall be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) shall equal the dollar amount of the reduction to the optionee's base salary in effect for the calendar year for which the grant is made.

     Provided the optionee continues in the Company's employ, the option shall become exercisable for fifty percent (50%) of the option shares on the last day of June in the calendar year for which the grant is made and shall become exercisable for the balance of the option shares in a series of successive monthly installments on the last day of each of the next six calendar months.

     Should the optionee die or become disabled while in service, the option shall immediately become exercisable for that number of option shares equal to
(A) one-twelfth of the total number of option shares multiplied by (B) the number of full calendar months which have elapsed from the first day of the calendar year for which the option is granted and the last day of the calendar month during which the optionee ceases service.

     Each option shall have a term of ten (10) years measured from the grant date, whether or not the individual continues in service for the Company.

     Stock Fee Program. Under the Stock Fee Program, each individual serving as a non-employee director shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to him or her to the acquisition of unvested shares of Common Stock. The non-employee director must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election shall be applied to the acquisition of Common Stock by dividing the elected dollar amount by the fair market value per share of Common Stock on that trading day. The issued shares shall be held in escrow by the Company until the individual vests in those shares. The non-employee director shall have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

     Upon completion of each month of Board service during the year for which the election is in effect, the non-employee director shall vest one-twelfth of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the director cease service prior to vesting in one or more monthly installments of the issued shares, then those installments shall be forfeited.

     Stock Issuance Program. Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or pursuant to an irrevocable election by the individual to receive such shares in lieu of a portion of his or her salary.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of financial milestones. Unvested shares shall be subject to certain transfer restrictions and to repurchase or cancellation by the Company if the vesting requirements are not satisfied. The Plan Administrator shall, however, have the discretionary authority to accelerate the vesting of any issued shares in whole or in part at any time. Individuals holding shares under the Stock Issuance Program shall have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

GENERAL PROVISIONS

     Option Vesting Acceleration. Outstanding options under the 1994 Incentive Plan shall become immediately exercisable, and unvested shares issued or issuable under the 1994 Incentive Plan shall be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company. Such option vesting acceleration is triggered by (i) the acquisition of the Company by any person or entity through merger, consolidation or asset sale (a "Corporate Acquisition") or (ii) a hostile take over of the Company through a successful tender offer for securities of more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities or a change in the majority of the Board effected through one or more contested elections for Board membership (a "Change in Control").

     Each option outstanding under the Discretionary Grant Program or Salary Reduction Program at the time of a Corporate Acquisition shall automatically become fully and immediately exercisable. However, an outstanding option under the Discretionary Grant Program shall not accelerate to the extent such option is to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the capital stock of the successor corporation. The Plan Administrator shall have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of a Corporate Acquisition, in the event the optionee's service terminates within a designated period following a Corporation Acquisition.

     Upon a Corporate Acquisition, the Company's outstanding repurchase rights under the Discretionary Grant and Stock Issuance Programs shall also terminate, and the shares subject to those terminated rights shall become fully vested, except to the extent one or more of those repurchase rights are expressly assigned to the successor corporation. The Plan Administrator shall have the discretion to provide for the subsequent termination of any repurchase rights which remain in existence after a Corporate Acquisition, in the event the optionee's service terminates within a designated period following a Corporate Acquisition.

     Upon a Corporate Acquisition, the Plan Administrator shall also have the authority to provide for the acceleration of options outstanding under the Discretionary Grant Program at the time of any Change in Control so that each such option shall become fully and immediately exercisable. The Plan Administrator may also provide for the automatic termination of all of the outstanding repurchase rights held by the Company under the Discretionary Option Grant and Stock Issuance Programs (with the concurrent vesting of the shares subject to those terminated rights) in the event of such a Change in Control. Alternatively, the Plan

Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the individual's cessation of service under certain circumstances following a Change in Control.

     The shares of Common Stock subject to each option outstanding under the Salary Reduction and the Automatic Grant Programs at the time of any Corporate Acquisition or Change in Control shall immediately vest, and the options shall accordingly become exercisable. In addition, all unvested shares issued under the Stock Fee Program or issued under the Stock Issuance Program in lieu of base salary shall immediately vest at that time.

     The acceleration of options in the event of a Corporate Acquisition or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a take over attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the 1994 Incentive Plan and the maximum number and/or class of securities for which the share reserve is to increase annually during the first five years pursuant to the automatic one percent (1%) increase provisions of the 1994 Incentive Plan; (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the 1994 Incentive Plan; (iii) the number and/or class of securities and price per share in effect under each outstanding option; and (iv) the number and/or class of securities for which option grants shall subsequently be made under the Automatic Grant Program to each newly-elected or continuing non-employee director.

     Transferability of Options and Stock Appreciation Rights. Any option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise any such option or any related tandem rights or limited rights in the same manner and only to the same extent as the optionee or right holder would have been entitled to exercise such option or such related rights had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the optionee or right holder, unless otherwise determined by the Plan Administrator.

     Financial Assistance. The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Grant or Salary Reduction Grant Program or the purchase of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided shall be determined by the Plan Administrator. However, the maximum amount of financing provided any participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable Federal, state and local taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

     Special Tax Election. The Plan Administrator may provide one or more holders of nonstatutory options or unvested shares under the Discretionary Grant, Salary Reduction Grant and Stock Issuance Programs with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the Federal and state income and employment tax liability incurred by such individuals in connection with the exercise of those options or the vesting of the shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1994 Incentive Plan in any or all respects whatsoever, subject to obtaining any required stockholder approval. In addition, the Automatic Option Grant Program and the Stock Fee Program may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with Federal income tax laws, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder. The 1994 Incentive Plan shall in all events terminate on April 28, 2004 unless sooner terminated by the Board.

CERTAIN FEDERAL INCOME TAX INFORMATION

     The following summary of the federal income tax consequences of 1994 Incentive Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee shall, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee makes a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition shall result.

     Upon a qualifying disposition of the shares, the optionee shall recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares shall be taxable as ordinary income. Any additional gain recognized upon the disposition shall be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company shall be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance shall the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee shall in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee shall be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Code apply to the acquisition of unvested shares of Common Stock under a nonstatutory option. These special provisions are summarized below.

     If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee shall not recognize any taxable income at the time of exercise but shall have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over
(ii) the exercise price paid for the shares.

     The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee shall not recognize any additional income as and when the repurchase right lapses.

     The Company shall be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. In general, the deduction shall be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Appreciation Rights. An optionee who is granted a stock appreciation right shall recognize ordinary income in the year exercised equal to the amount of the appreciation distribution. The Company shall be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

     Direct Stock Issuance. The tax principles applicable to direct stock issuances under the 1994 Incentive Plan shall be substantially the same as those summarized above for the exercise of nonstatutory option grants.

     Parachute Payments. If the exercisability of an option or the vesting of shares issued under the 1994 Incentive Plan were accelerated as a result of a change in control or sale of a substantial portion of the Company's assets, all or a portion of the value of the option or stock subject to such acceleration may constitute a parachute payment for purposes of the excess parachute provisions of the Code. If total parachute payments exceed three times an employee's average compensation for the five (5) tax years preceding the change of control, the employer loses its deduction for, and the recipient is subject to a 20% excise tax on the amount of the parachute payments in excess of one times such average compensation.

AMENDED PLAN BENEFITS

     The Company cannot now determine the number of options to be granted in the future under the 1994 Incentive Plan, as proposed to be amended, to all current executive officers as a group, all current directors excluding current executive officers as a group or all employees (excluding current executive officers) as a group. The table under the caption "Option Grants in 1996 Fiscal Year" provides information with respect to the grant of options to the Named Executive Officers of the Company during the 1996 fiscal year. The following table sets forth additional information with respect to options granted under the 1994 Incentive Plan during the 1996 fiscal year:

                                                                                           WEIGHTED
                                                                                           AVERAGE
                                                    OPTIONS         % OF TOTAL          EXERCISE PRICE
                IDENTITY OF GROUP                   GRANTED       OPTIONS GRANTED         PER SHARE
- --------------------------------------------------  -------       ---------------       --------------
Executive Officers as a group.....................  576,029            64.1%                $12.63
Employees that are not Executive Officers, as a
  group...........................................  283,026            31.5%                $11.66
Directors that are not Executive Officers, as a
  group...........................................   40,000             4.4%                $12.11

PLAN AMENDMENT: INCREASE SHARES RESERVED FOR ISSUANCE

     The Company has reserved 1,183,330 shares of Common Stock for issuance under the 1994 Incentive Plan. In order to increase the number of shares available to attract new talented employees, it is proposed that the 1994 Incentive Plan be amended and restated to increase the total number of shares of Common Stock issuable under the 1994 Incentive Plan to 2,183,330 through the reservation of an additional 1,000,000 shares of Common Stock for issuance thereunder.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the amendment and restatement of the 1994 Incentive Plan which will increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, bringing the total number of shares issuable under the 1994 Incentive Plan to 2,183,330.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED
             AMENDMENT AND RESTATEMENT OF THE 1994 INCENTIVE PLAN.
    AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                   PROPOSAL 4

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee, pursuant to authority granted to it by the Board of Directors, appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997.

     Although the appointment of Arthur Andersen LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountants for the fiscal year ending March 31, 1997. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending March 31, 1997.

     The Company anticipates that a representative of Arthur Andersen LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he desires to do so, and is expected to be available to respond to questions submitted either orally or in writing at the meeting.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
  ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
                       FISCAL YEAR ENDING MARCH 31, 1997.

                             STOCKHOLDER PROPOSALS

     The deadline for stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be February 28, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Charles D. Kissner

                                          --------------------------------------
                                          Charles D. Kissner
                                          President and
                                          Chief Executive Officer

Dated: July 3, 1996

                                                                       EXHIBIT A

                         DIGITAL MICROWAVE CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Digital Microwave Corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

     (a) "Accrual Period" shall mean a period, following the first Accrual Period, of approximately six months commencing on March 1 and September 1 of each year and terminating on the next following February 28 (or 29) or August 31, respectively; provided, however, that the first Accrual Period shall commence and end on the dates specified by the Plan Administrator.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Common Stock" shall mean the common stock of the Company.

     (e) "Company" shall mean Digital Microwave Corporation, a Delaware corporation.

     (f) "Compensation" shall mean an Employee's base salary from the Company or one or more Designated Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under
Section 125 of the Code. Compensation does not include overtime, bonuses, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Subsidiaries under any employee benefit or welfare plan now or hereafter established.

     (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (h) "Effective Date" shall mean August 8, 1996. However, should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

     (i) "Employee" shall mean any individual who is engaged in the rendition of personal services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contact, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (j) "Enrollment Date" shall mean the first day of each Purchase Period.

     (k) "Exercise Date" shall mean the last day of each Accrual Period.

     (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or,

          (2) If the Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

     (m) "Participant" means an Employee of the Company or Designated Subsidiary who is actively participating in the Plan.

     (n) "Plan" shall mean this Employee Stock Purchase Plan.

     (o) "Plan Administrator" shall mean either the Board or a committee of the Board that is responsible for the administration of the Plan.

     (p) "Purchase Period" shall mean a purchase period established pursuant to paragraph 4 hereof.

     (q) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (r) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (s) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3. Eligibility.

     (a) General. Any Employee who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

     (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan
(i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

     (c) Other Limits on Eligibility. Notwithstanding paragraph (a) above, the following Employees, as defined in paragraph 2, shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than five (5) months in any calendar year;
(iii) employees who have been employed for fewer than three (3) months; (iv) employees and officers who are "highly compensated employees" within the meaning of Sections 414(q)(1)(B) or (D) of the Code; and (v) employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Plan.

     4. Purchase Periods.

     (a) The Plan shall be implemented through overlapping or consecutive Purchase Periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with paragraph 19 hereof. The maximum duration of a Purchase Period shall be twenty-seven months. Initially, the Plan shall be implemented through overlapping Purchase Periods of twenty-four months' duration commencing each March 1 and September 1 following the initial Purchase Period. The initial Purchase Period shall commence and end on the dates specified by the Plan Administrator. The Plan Administrator shall have the authority to change the length of any Purchase Period subsequent to the initial Purchase Period by announcement at least thirty (30) days prior to the commencement of the Purchase Period and to determine whether subsequent Purchase Periods shall be consecutive or overlapping.

     (b) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised in successive installments on the last day of each Accrual Period ending within the Purchase Period.

     (c) An Employee may participate in only one Purchase Period at a time. Accordingly, except as provided in paragraph 4(d), an Employee who wishes to join a new Purchase Period must withdraw from the current Purchase Period in which he/she is participating and must also enroll in the new Purchase Period prior to the commencement date for that period.

     (d) If on the first day of any Accrual Period in a Purchase Period in which an Employee is participating in the Plan the Fair Market Value of the Company's Common Stock is less than the Fair Market Value of the Company's Common Stock on the first day of the first Accrual Period within the Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to paragraph 18(a)), the Purchase Period shall be terminated automatically and the Employee shall be enrolled automatically in the new Purchase Period which has its first Accrual Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

     (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

     5. Participation.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least fifteen
(15) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period.

     (b) Payroll deductions for a Participant shall commence with the first period payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in paragraph 10.

     6. Payroll Deductions.

     (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he/she receives on each pay day during the Offering Period.

     (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

     (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his/her payroll deductions during the Purchase Period by completing or filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Purchase Period.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Accrual Period which is scheduled to end during the current calendar year (the "Current Accrual Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Accrual Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Accrual Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Accrual Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

     7. Grant of Option. On the first day of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided (i) that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof, and (ii) the maximum number of shares of Common Stock an Employee shall be permitted to purchase in any Accrual Period shall be 5,000 shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to
Section 10, and the option, to the extent not exercised, shall expire on the last day of the Purchase Period.

     8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period, if the Participant elects to participate in the next Purchase Period, or returned to the Participant. Any amount remaining in a Participant's account following the purchase of shares on the Exercise Date which exceeds the cost of one full share of Common Stock on the Exercise Date shall be returned to the Participant and shall not be carried over to the next Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

     9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her option.

     10. Withdrawal; Termination of Employment.

     (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

     (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(i)), the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

     11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

     12. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

     13. Administration.

     (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by Subsection (b) of this Section 13.

     (b) Rule 16b-3 Limitations.  Notwithstanding the provisions of Subsection
(a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14. Designation of Beneficiary.

     (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Purchase Period in accordance with paragraph 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution; or Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     (b) Change in Ownership, Dissolution or Liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation (other than a reorganization effectuated primarily to change the state in which the Company is incorporated), or a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New

Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Purchase Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. In addition, no purchase rights shall be exercised or shares issued hereunder before the Plan shall have been approved by shareholders of the Company as provided in paragraph 24.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

     23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such shareholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

     25. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     27. Applicable Law. The law of the State of California (excluding that body of law pertaining to conflicts of law) will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                                                       EXHIBIT A

                         DIGITAL MICROWAVE CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

/ /  Original Application                       Enrollment Date:________________
/ /  Change in Payroll Deduction Rate
/ /  Change of Beneficiary(ies)

     28. I, ________________________, hereby elect to participate in the Digital Microwave Corporation 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     29. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Purchase Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     30. I understand that the payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Purchase Period, any accumulated payroll deductions will be used to automatically exercise my option.

     31. I have received a copy of the complete "Digital Microwave Corporation 1996 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

     32. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of:

              ------------------------------------------------------------------

              ------------------------------------------------------------------

     33. I understand that if I dispose of any shares received by me pursuant to this Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I also understand that the foregoing income tax consequences are based on current federal income tax law and that the Company is not responsible for advising me of any changes in the applicable tax rules.

     34. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     35. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan.

                         --------------------------------------------------------------------
NAME: (Please print)      (First)                     (Middle)                     (Last)
Relationship:
                         --------------------------------------------------------------------
Address:
                         --------------------------------------------------------------------
                         --------------------------------------------------------------------
                         --------------------------------------------------------------------
Employee's Social
Security Number:
                         --------------------------------------------------------------------
Employee's Address:
                         --------------------------------------------------------------------
                         --------------------------------------------------------------------
                         --------------------------------------------------------------------
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE
  OFFERING PERIODS UNLESS TERMINATED BY ME
Employee's Signature:
                         --------------------------------------------------------------------
Dated:
                         --------------------------------------------------------------------
Signature of spouse if
beneficiary is other than
spouse:
                         --------------------------------------------------------------------
Dated:
                         --------------------------------------------------------------------

                                                                       EXHIBIT B

                         DIGITAL MICROWAVE CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Purchase Period of the Digital Microwave Corporation 1996 Employee Stock Purchase Plan which began on __________, 19__, (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her option for such Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.

Name and Address
of Participant
- --------------------------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

Signature
- --------------------------------------------------------------------------------

Date:
- --------------------------------------------------------------------------------

                                                                       EXHIBIT B

                         DIGITAL MICROWAVE CORPORATION

                           1994 STOCK INCENTIVE PLAN
                       (AMENDED AND RESTATED MAY 1, 1996)

                                  ARTICLE ONE

                                    GENERAL

I.  PURPOSE OF THE PLAN

     A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Digital Microwave Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its Parent or Subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation, (ii) the non-employee members of the Corporation's Board of Directors (the "Board") or the board of directors of any Parent or Subsidiary corporation and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its Parent or Subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its Parent or Subsidiary corporations).

     B. The Plan shall become effective upon approval by the Corporation's stockholders at the 1994 Annual Meeting to be held on July 27, 1994. Such date is hereby designated as the Effective Date of the Plan.

II.  STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into five separate components:

     - The Discretionary Option Grant Program under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two.

     - The Automatic Option Grant Program under which non-employee Board members shall automatically receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three.

     - The Stock Fee Program under which the non-employee Board members may elect to apply all or a portion of their annual cash retainer fee to the acquisition of shares of Common Stock in accordance with the provisions of Article Four.

     - The Salary Reduction Grant Program under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount.

     - The Stock Issuance Program under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of Common Stock directly, through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of their Fair Market Value at the time of issuance, as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, or pursuant to the individual's election to receive such shares in lieu of base salary.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the interests of all individuals under the Plan.

     C. Glossary. Capitalized terms shall, except as otherwise specifically defined within the provisions of the Plan, have the meanings assigned to such terms in the Glossary.

III.  ADMINISTRATION OF THE PLAN

     A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs. No Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date such individual is to be appointed to the Committee, received an option grant or stock issuance under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Subsidiary), other than pursuant to the Automatic Option Grant Program specified in Article Three or the Stock Fee Program specified in Article Four or the predecessor automatic option grant program in effect under the Corporation's 1984 Stock Option Plan. Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

     B. The Committee as Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in those programs or any outstanding option or stock issuance thereunder.

     C. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or share issuances under the Plan.

     D. Administration of the Automatic Option Grant and Stock Fee Programs shall be self-executing in accordance with the express terms and conditions of those programs, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants or stock issuances made pursuant to such programs.

     E. Notwithstanding the foregoing provisions of this Part III, the Subcommittee shall have sole and exclusive authority to administer the participation of Covered Employees in the Discretionary Option Grant, Salary Deduction Grant and Stock Issuance Programs to the extent necessary to qualify the grants under such programs as "performance-based compensation" under Section 162(m) of the Code. In the case of such grants to Covered Employees, references to the "Plan Administrator" shall be deemed to be references to the Subcommittee.

IV.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs are as follows:

     - officers and other key employees of the Corporation (or any Parent or Subsidiary) who render services which contribute to the management, growth and financial success of the Corporation; and

     - those consultants or other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its Subsidiaries). Such non-employee Board members shall, however, be eligible to participate in the Automatic Option Grant and Stock Fee Programs.

     C. The Plan Administrator shall have full authority to determine, (i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

V.  STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be fixed at 2,183,330 shares, subject to adjustment as provided below.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during each of the first five years of the term of the Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 150,000 shares. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

     C. No one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and receive direct stock issuances for more than 500,000 shares in the aggregate over the term of the Plan.

     D. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan (other than issuances in payment of exercised stock appreciation rights), whether or not the issued shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

     E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year over the first five years of the term of the Plan, (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan,
(iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Board member under the Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.  TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Discretionary Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such grants.

     A. Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

          The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Corporation's order,

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the date the option is exercised,

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the date the option is exercised and cash or check made payable to the Corporation's order, or

          (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     B. Term and Exercise of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No option shall, however, have a maximum term in excess of ten (10) years. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death; provided, however, that effective as of August 15, 1996, any Non-Statutory Option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise any such Non-

Statutory Option or any related Tandem Rights or Limited Rights in the same manner and only to the same extent as the Optionee or right holder would have been entitled to exercise such option or such related rights had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee or right holder, unless otherwise determined by the Plan Administrator.

     C. Termination of Service.

     1. Except to the extent otherwise expressly authorized by the Plan Administrator, no Optionee shall have more than a thirty-six (36)-month period measured from the date of such individual's cessation of Service in which to exercise his or her outstanding options under the Plan.

     2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, no such option shall remain exercisable for more than thirty-six (36) months after the date of the Optionee's death.

     3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

     4. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

     5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by that individual shall terminate immediately and cease to remain outstanding.

     6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding:

     - to permit one or more options to be exercised not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred;

     - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the specified expiration date of the option term.

     D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. Repurchase Rights. The shares of Common Stock acquired under this Discretionary Grant Program may be subject to repurchase by the Corporation in accordance with the following provisions:

     1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

     2. All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under the Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

II.  INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

     B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. Alternatively, the Plan Administrator shall have the authority to provide for the subsequent acceleration of any outstanding options which do not otherwise accelerate at the time of the Corporate Transaction, or the subsequent termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate, except to the extent assumed by the successor corporation or its parent company.

     D. Each outstanding option under this Discretionary Grant Program that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

     E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the termination of one or more of the Corporation's outstanding repurchase rights) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control.

     F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     G. The grant of options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

IV.  STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees: (i) Tandem Stock Appreciation Rights ("Tandem Rights") and/or Limited Stock Appreciation Rights ("Limited Rights").

     B. The following terms and conditions shall govern the grant and exercise of Tandem Rights:

          1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     C. The following terms and conditions shall govern the grant and exercise of Limited Rights:

          1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options.

          2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

          3. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.  ELIGIBILITY

     A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Automatic Grant Program shall be limited to (i) those individuals who are first elected as nonemployee Board members at the 1994 Annual Meeting of Stockholders, (ii) those individuals who are first elected or appointed as non-employee Board members after the date of such Annual Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are reelected to serve as non-employee Board members at one or more Annual Stockholder Meetings beginning with the 1995 Annual Meeting. Only individuals who have not been in the prior Service of the Corporation (or any Parent or Subsidiary) may receive an automatic option grant under clause (i) or (ii) above. Any non-employee Board member eligible to participate in the Automatic Grant Program pursuant to the foregoing criteria is hereby designated an Eligible Director for purposes of such program.

     B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program and any share issuance to be made pursuant to the provisions of the Stock Fee Program, non-employee Board members shall not be eligible to receive any option grants or stock issuances under this Plan or any other stock plan of the Corporation (or any Parent or Subsidiary).

II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates.  Option grants shall be made on the dates specified below:

     1. Each individual first elected as an Eligible Director at the 1994 Annual Stockholders Meeting shall automatically be granted on the date of such Meeting a Non-Statutory Option to purchase 15,000 shares of Common Stock.

     2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock.

     3. On the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Meeting, each individual who is at that time re-elected as a non-employee Board member and who has not otherwise received any prior automatic option grants during the two immediately preceding calendar years shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least twelve (12) months.

     B. No Limitation. There shall be no limit on the number of such 5,000-share annual option grants any one Eligible Director may receive at successive three-year intervals over his or her period of Board service.

     C. Exercise Price. The exercise price per share of Common Stock of each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

     D. Payment. The exercise price shall be payable in any of the alternative forms authorized under the Discretionary Option Grant Program. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to such repurchase right.

     E. Option Term. Each automatic grant shall have a maximum term of ten (10) years measured from the grant date.

     F. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

     G. Transferability. Prior to August 15, 1996, during the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death. Effective as of August 15, 1996, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be fully assignable and transferable notwithstanding any contrary provision of the agreement evidencing such option and related stock appreciation right; provided, however, that any assignee or transferee shall be entitled to exercise such option and any related stock appreciation right in the same manner and only to the same extent as the Optionee would have been entitled to exercise such option and the related stock appreciation right had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee, unless otherwise determined by the Plan Administrator.

     H. Termination of Board Service.

     1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

     2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

     3. Upon the Optionee's death or Permanent Disability while serving as a Board member, the shares of Common Stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

     4. In no event shall any automatic grant remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period provided above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

     I. Stockholder Rights. The holder of an automatic option grant under this Automatic Grant Program shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. The shares of Common Stock subject to each automatic option grant outstanding at the time of any Corporate Transaction but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants shall terminate and cease to remain outstanding, except to the extent assumed by the successor entity or its parent corporation.

     B. The shares of Common Stock subject to each automatic option grant outstanding at the time of any Change in Control but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Each option shall remain so exercisable for all the option shares following the Change in Control until the expiration or sooner termination of the option term.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30) day period in which to surrender to the Corporation each automatic option grant held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

     D. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

     The provisions of this Automatic Option Grant Program, together with the outstanding automatic option grants, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder; provided, however, that effective as of August 15, 1996, this limitation on amendments of the Automatic Option Grant Program shall no longer apply.

                                  ARTICLE FOUR

                               STOCK FEE PROGRAM

I.  ELIGIBILITY

     Each individual serving as a non-employee Board member shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable to such individual in cash to the acquisition of unvested shares of Common Stock upon the terms and conditions of this Stock Fee Program.

II.  ELECTION PROCEDURE

     A. Filing. The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six (6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

     B. Election Form. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested shares.

III.  SHARE ISSUANCE

     A. Issue Date. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Board member vests in those shares. The non-employee Board member shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

     B. Vesting. Upon completion of each calendar month of Board service during the year for which the election is in effect, the non-employee Board member shall vest in one-twelfth ( 1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be canceled by the Corporation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the canceled shares and shall have no further shareholder rights with respect to such shares.

IV.  AMENDMENT OF THE STOCK FEE PROGRAM PROVISIONS

     The provisions of this Stock Fee Program, together with any outstanding unvested share issuances, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder; provided, however, that effective as of August 15, 1996, this limitation on amendments of the Stock Fee Program shall no longer apply.

                                  ARTICLE FIVE

                         SALARY REDUCTION GRANT PROGRAM

I.  ELIGIBILITY

     The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

     The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program.

     Options granted under the Salary Reduction Grant Program, such options shall be Non-Statutory Options evidenced by instruments in such form as the Plan Administrator shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

II.  TERMS AND CONDITIONS OF OPTION

     A. Exercise Price.

     1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under the Discretionary Grant Program.

     B. Number of Option Shares. The number of shares of Common Stock for which each grant is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

        X = A / (B X 66 2/3%), where

       X is the number of option shares,

       A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

       B is the Fair Market Value per share of Common Stock on the date of the grant.

     C. Term and Exercise of Options.

     1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six (6) calendar months.

     2. Prior to August 15, 1996, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death. However, effective as of August 15, 1996, the option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise the option in the same manner and only to the same extent as the Optionee would have been entitled to exercise the option had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee or right holder, unless otherwise determined by the Plan Administrator.

     D. Effect of Termination of Service.

     1. Should an Optionee cease Service for any reason after his or her outstanding option has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10) year option term or any sooner termination in connection with a Corporate Transaction. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or any sooner termination in connection with a Corporate Transaction.

     2. Should the Optionee die before his or her outstanding option becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth ( 1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earliest to occur of (i) the specified expiration date of the option term, (ii) the termination of the option in connection with a Corporate Transaction or (iii) the third anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

     3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service before his or her outstanding option becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth ( 1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which elapse between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or any sooner termination in connection with a Corporate Transaction. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

     4. Except to the limited extent specifically provided above, should the Optionee cease for any reason to remain in Service before his or her outstanding option first becomes exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

     E. Stockholder Rights. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Salary Reduction Program shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

     B. Upon the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Salary Reduction Program shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

     C. Option grants under this Salary Reduction Program shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

                                  ARTICLE SIX

                             STOCK ISSUANCE PROGRAM

I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions below.

     A. Consideration

     1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

          (i) full payment in cash or check made payable to the Corporation's order,

          (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator, or

          (iii) past services rendered to the Corporation or any Parent or Subsidiary.

     2. Newly Issued Shares must be issued for consideration with a value not less than eighty-five percent (85%) of the Fair Market Value of such shares at the time of issuance.

     3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

     4. Shares of Common Stock may also, in the Plan Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of Common Stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

     - On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of the Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

     - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth ( 1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon (i) the consummation of a Corporate Transaction or
       (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the canceled shares and shall have no further stockholder rights with respect to such shares.

     B. Vesting Provisions

     1. The shares of Common Stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

     2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately canceled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the canceled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such canceled shares. The canceled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

     4. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTIONS/CHANGE IN CONTROL

     A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those shares in whole or in part upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control.

III.  TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A

     STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED
     HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED           , A COPY
     OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

     B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be canceled, and neither the Participant nor the proposed transferee shall have any rights with respect to such canceled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS

I.  LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.  AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted to newly elected or continuing non-employee Board members under the Automatic Grant Program or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Optionees or Participants. Effective as of August 15, 1996, the Plan Administrator shall have the discretion to amend any outstanding agreement evidencing a Non-Statutory Option or stock appreciation right granted under the Discretionary Option Grant or Salary Deduction Grant Programs to provide for such assignability and transferability of such option or stock appreciation right as the Plan Administrator in its discretion deems advisable.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Grant Program and the Salary Reduction Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.

III.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to the Automatic Grant Program) or unvested shares under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     - Stock Withholding: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

     - Stock Delivery: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

IV.  EFFECTIVE DATE AND TERM OF PLAN

     A. This Plan shall become effective immediately upon approval by the Corporation's stockholders at the 1994 Annual Meeting.

     B. The Plan shall terminate upon the earlier of (i) April 28, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

                                    GLOSSARY

     The following definitions shall be in effect under the Plan:

     CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through any of the following transactions:

     - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

     - a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either
       (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

     CODE:  the Internal Revenue Code of 1986, as amended.

     COMMITTEE: a committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

     CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

     - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

     - a sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

     - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     COVERED EMPLOYEE:  an individual defined as a "Covered Employee" under
Section 162(m) of the Code and the regulations thereunder.

     EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     FAIR MARKET VALUE: the closing selling price per share on the date in question on the NASDAQ National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

     - the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

     - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

     INCENTIVE OPTION:  a stock option which satisfies the requirements of Code
Section 422.

     INVOLUNTARY TERMINATION: the termination of the Service of any Optionee or Participant which occurs by reason of:

     - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     - such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or any Parent or Subsidiary, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     NEWLY ISSUED SHARES: shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock.

     1934 ACT:  the Securities and Exchange Act of 1934, as amended.

     NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

     OPTIONEE: any person to whom an option is granted under the Discretionary Grant, Automatic Grant or Salary Reduction Grant Program in effect under the Plan.

     PARENT: each corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation (other than the Corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

     PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

     PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     PLAN ADMINISTRATOR: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the Stock Issuance Programs.

     SERVICE: the provision of services on a periodic basis to the Corporation or any Parent or Subsidiary in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     SUBCOMMITTEE: a subcommittee of the Committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.

     SUBSIDIARY: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

     TAKE-OVER PRICE: the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offer or in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     TREASURY SHARES: shares of Common Stock reacquired by the Corporation and held as treasury shares.

                      THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF DIGITAL MICROWAVE CORPORATION
                  FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 1996

        The undersigned stockholder of DIGITAL MICROWAVE CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 3, 1996, and the 1996 Annual Report to Stockholders, and hereby appoints Charles D. Kissner, Carl A. Thomsen and Carol A. Goudey or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of DIGITAL MICROWAVE CORPORATION to be held on August 8, 1996 at 3:00 p.m., local time, at Techmart, 5201 Great America Parkway, Santa Clara, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE ADOPTION OF THE DIGITAL MICROWAVE CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN, FOR THE AMENDMENT AND RESTATEMENT OF THE DIGITAL MICROWAVE CORPORATION 1994 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF DIGITAL MICROWAVE CORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                         FOR                    WITHHOLD
                                    all nominees                AUTHORITY
                                listed below (except          to vote for all
                                   as indicated)           nominees listed below
1. ELECTION OF OFFICERS
   IF YOU WISH TO WITHHOLD
   AUTHORITY TO VOTE FOR ANY           [ ]                        [ ]
   INDIVIDUAL NOMINEE, STRIKE
   A LINE THROUGH THAT NOMINEE'S
   NAME IN THE LIST BELOW.

   NOMINEES: CLIFFORD H. HIGGERSON  RICHARD C. ALBERDING  BILLY B. OLIVER
             CHARLES D. KISSNER     JAMES D. MEINDL

2. PROPOSAL TO RATIFY AND APPROVE
   THE ADOPTION OF THE DIGITAL
   MICROWAVE CORPORATION 1996             FOR          AGAINST          ABSTAIN
   EMPLOYEE STOCK PURCHASE PLAN:          [ ]            [ ]              [ ]

3. PROPOSAL TO APPROVE THE AMENDMENT
   AND RESTATEMENT OF THE DIGITAL
   MICROWAVE CORPORATION 1994 STOCK
   INCENTIVE PLAN TO INCREASE THE
   NUMBER OF SHARES RESERVED FOR          FOR          AGAINST          ABSTAIN
   ISSUANCE THEREUNDER:                   [ ]            [ ]              [ ]

4. PROPOSAL TO RATIFY THE APPOINTMENT
   OF ARTHUR ANDERSEN LLP AS THE
   INDEPENDENT PUBLIC ACCOUNTANTS OF
   DIGITAL MICROWAVE CORPORATION FOR      FOR          AGAINST          ABSTAIN
   FISCAL 1997:                           [ ]            [ ]              [ ]


Signature(s)_________________________________________ Dated: _____________, 1996
This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.
- --------------------------------------------------------------------------------
                                FOLD AND DETACH HERE